UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in Item 5.03 of this Current Report on Form 8-K regarding an amendment to the Flowserve Corporation By-Laws (the “Bylaws”) is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2015, the Board of Directors of Flowserve Corporation, a New York Corporation (the “Company”) voted to amend the Bylaws, effective May 21, 2015. Article III, Section 2 of the Bylaws, which sets forth the number of directors of the Company, was amended by the Board of Directors to reduce the number of directors of the Company from twelve to eleven.

The foregoing description of the amendment contained in the Bylaws is qualified in its entirety by reference to the full text of, and should be read in conjunction with, the Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2015, the Company held its 2015 Annual Meeting of Shareholders (the “Meeting”). The number of shares present at the Meeting was 122,613,204 representing 91.03% of the 134,690,823 shares issued and outstanding that were entitled to vote on March 26, 2015, the record date for the Meeting.

Five items of business were submitted to shareholders at the Meeting. The voting results for each proposal are set forth below:

1. Election of Directors. The director nominees listed below were duly elected at the Meeting for annual terms expiring in 2016 pursuant to the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark A. Blinn	114,485,394	627,917	7,499,893
Leif E. Darner	114,601,707	511,604	7,499,893
Gayla J. Delly	114,750,771	362,540	7,499,893
Lynn L. Elsenhans	114,509,536	603,775	7,499,893
Roger L. Fix	114,527,112	586,199	7,499,893
John R. Friedery	114,304,577	808,734	7,499,893
Joe E. Harlan	114,372,535	740,776	7,499,893
Rick J. Mills	114,597,057	516,254	7,499,893
Charles M. Rampacek	113,919,494	1,193,817	7,499,893
David E. Roberts	114,365,657	747,654	7,499,893
William C. Rusnack	113,930,586	1,182,725	7,499,893

The foregoing totals of votes for and withheld do not include broker non-votes.

2. Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved pursuant to the following votes:

Votes FOR:	111,864,496
Votes AGAINST:	3,016,808
Votes ABSTAINED:	232,007
Broker Non-Votes:	7,499,893

3. Re-approval of the Flowserve Corporation Equity and Incentive Compensation Plan Performance Measures. The material terms of the performance measures available under the Flowserve Corporation Equity Incentive Compensation Plan were approved pursuant to the following votes:

Votes FOR:	111,917,878
Votes AGAINST:	3,016,388
Votes ABSTAINED:	179,045
Broker Non-Votes:	7,499,893

4. Ratification of Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP was ratified to serve as the Company’s independent registered public accounting firm for 2015 pursuant to the following votes:

Votes FOR:	121,804,902
Votes AGAINST:	655,801
Votes ABSTAINED:	152,501
Broker Non-Votes:	0

5. Shareholder Proposal – Shareholder Action by Written Consent. The shareholder proposal requesting that shareholders be given the right to act by written consent outside of an annual or special meeting was rejected pursuant to the following votes:

Votes FOR:	49,425,635
Votes AGAINST:	65,444,170
Votes ABSTAINED:	243,506
Broker Non-Votes:	7,499,893

No other matters were voted on at the Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Flowserve Corporation By-Laws, as amended and restated effective May 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: May 27, 2015	By:	/S/ CAREY A. O’CONNOR
Carey A. O’Connor
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Flowserve Corporation By-Laws, as amended and restated effective May 21, 2015.